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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) -October 15, 1999


                                _______________


                            THE WALT DISNEY COMPANY
             (Exact name of registrant as specified in its charter)


DELAWARE                                       1-11605                        95-4545390
                                              ---------                       ---------
(State or other jurisdiction of       (Commission File Number)              (IRS Employer
       Incorporation)                                                     Identification No.)

500 South Buena Vista Street, Burbank, California                               91521
(Address of principal executive offices)                                     (Zip Code)


                                 (818) 560-1000
              (Registrant's telephone number, including area code)


                                _______________

                                 Not applicable
             (Former name or address, if changed since last report)

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

Item 5.  Other Events.

         Attached is certain unaudited historical pro forma financial information being utilized by The Walt Disney Company ("Disney"), a Delaware corporation, in presentations relating to the proposed merger of Bingo Acquisition Corp., a wholly owned subsidiary of Disney, and Infoseek Corporation ("Infoseek"), a Delaware corporation, and the issuance of go.com Common Stock in connection therewith. A copy of such unaudited historical pro forma financial information is attached as an exhibit hereto and is incorporated by reference herein. The unaudited historical pro forma financial information should be read in conjunction with the joint proxy statement/prospectus of Disney and Infoseek filed on September 30, 1999.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibit.

             99.1  Unaudited historical pro forma financial information.


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

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The Walt Disney Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE WALT DISNEY COMPANY



                                        By: /s/ Thomas O. Staggs
                                            ------------------------------
                                            Name:   Thomas O. Staggs
                                            Title:  Executive Vice-President
                                                    and Chief Financial Officer

Dated:  October 15, 1999

                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      ----------------------------------------

99.1             Unaudited historical pro forma financial information.



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